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                                                                   Exhibit 10.23

              AMENDMENT TO AGREEMENT FOR AN EXCLUSIVE ALLIANCE TO
             DEVELOP, MANUFACTURE AND MARKET A CHIP-BASED SCREENING
                            SYSTEM FOR CELL ANALYSIS
                 BETWEEN ACLARA BIOSCIENCES AND CELLOMICS, INC.

This Amendment is made as of August 9, 2000 by and between Cellomics(R), Inc., a Delaware corporation ("CELLOMICS") and ACLARA BioSciences, a California corporation ("ACLARA").

WHEREAS, the parties have previously entered into an Agreement for an Exclusive Alliance to Develop, Manufacture and Market a Chip-Based Screening System for Cell Analysis (the "Agreement") with an Effective Date of October 26, 1999; and

WHEREAS, Cellomics and ACLARA wish to amend the Agreement to reflect the increase in committed funding from Cellomics to ACLARA;

THEREFORE, the parties hereby agree that Section 2.3 of the Agreement shall be replaced with the Section as revised in this Amendment and specified below:

2.3 CELLOMICS is obligated to and hereby commits to pay a total of [*] to support ACLARA's research under the Program through [*] [*] quarterly payments of [*] each have been made to ACLARA thus far, for a total of [*]. The remainder, totaling [*], shall be paid in [*] payments as follows: [*]. During the period in which CELLOMICS is paying ACLARA, ACLARA shall provide CELLOMICS with a statement of the cost allocated to the Program as determined in accordance with reasonable accounting procedures used internally by ACLARA within thirty (30) days of receipt of the quarterly check due ACLARA.

     [*]

In all other respects, the Agreement remains in full force and effect.



     "CONFIDENTIAL [*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED."
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

CELLOMICS, INC.                                ACLARA BIOSCIENCES, INC.

Signature: /s/ Lee R. Johnston, Jr.            Signature: /s/ Herbert Hooper
           ------------------------                       ------------------
Name:          Lee R. Johnston, Jr.                           Herbert Hooper

Title: Vice President & Chief                  Title: Chief Financial Officer
       Financial Officer

Date:  August 10, 2000                         Date: August 9, 2000